Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued operations
13.	Discontinued operations

In the first quarter of 2009, Deephaven completed the sale of substantially all of its assets to Stark & Roth, Inc. (together with its affiliates, "Stark") with Stark agreeing to assume certain limited liabilities of Deephaven. At that time, Deephaven was replaced by Stark as the investment manager, managing member and general partner for the Deephaven Funds and the Company exited the Deephaven business. As a result of this sale, Deephaven was classified as a discontinued operation.

The revenues and results of operations of the Discontinued Operations for the years ended December 31, 2011, 2010 and 2009 are summarized as follows (in millions):

	For the year ended December 31,
	2011	2010	2009
Revenues	$0.1	$(0.0)	$3.3

Pre-tax loss from discontinued operations	$(0.2)	$(0.2)	$(52.7)
Income tax (expense) benefit	(0.2)	(0.1)	18.2

Loss from discontinued operations, net of tax	$(0.4)	$(0.4)	$(34.5)

Totals may not add due to rounding.

Assets and liabilities related to discontinued operations which are recorded in Other assets and Accrued expenses and other liabilities, respectively, on the Consolidated Statements of Financial Condition are presented in the following table (in millions):

	December 31,
	2011	2010
Assets:
Cash and cash equivalents	$0.4	$0.8
Deferred compensation and other assets	1.1	2.9

Total assets	$1.5	$3.7

Liabilities:
Accrued compensation expense	$—	$2.5
Accrued expenses and other liabilities	1.0	1.6

Total liabilities	$1.0	$4.1

Totals may not add due to rounding.